UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2011

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 27, 2011, CMS Energy Corporation (“CMS Energy”) and Consumers Energy Company (“Consumers”) adopted changes to their respective bylaws to correct minor administrative and typographical errors. The following describes the amendments that were made to each of CMS Energy’s and Consumers’ bylaws. Article IV: Shareholders’ Meetings, Section 2 — Special Meetings, and Article VI: Directors’ Meetings, Section 3 — Place of Meeting, were amended to state that special meetings and directors’ meetings can be held “within or outside” the State of Michigan; previously the sections had stated “within or without” the State of Michigan. Article VII: Executive and Other Committees, Section 1 — Number and Qualifications, was amended to require that the Compensation and Human Resources Committee consist of not less than two independent directors. Article XI: Stock, Section 2 — Facsimile Signatures, an extra “the” was deleted.

The preceding disclosure is qualified in its entirety by reference to the amendments of CMS Energy’s and Consumers’ bylaws. Copies of each of CMS Energy’s and Consumers’ amended and restated bylaws are attached as exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 CMS Energy Corporation Bylaws, amended and restated as of January 27, 2011

3.2 Consumers Energy Company Bylaws, amended and restated as of January 27, 2011

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2009 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2010, June 30, 2010 and September 30, 2010. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: January 31, 2011	By:	/s/ Thomas J. Webb

Thomas J. Webb Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: January 31, 2011	By:	/s/ Thomas J. Webb

Thomas J. Webb Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	CMS Energy Corporation Bylaws, amended and restated as of January 27, 2011
3.2	Consumers Energy Company Bylaws, amended and restated as of January 27, 2011